SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             DECEMBER 10, 1999



                             SONIC AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-13395               56-201079
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


     5401 E. INDEPENDENCE BOULEVARD
        CHARLOTTE, NORTH CAROLINA                           28212
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (704) 532-3320


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 10, 1999, Sonic Automotive, Inc. acquired (i) approximately 96% of the outstanding shares of Class A Common Stock of FirstAmerica Automotive, Inc. ("FirstAmerica"), (ii) all of the outstanding shares of Class B Common Stock of FirstAmerica, (iii) all of the outstanding shares of Preferred Stock of FirstAmerica, and (iv) approximately 94% of the outstanding warrants to purchase shares of Common Stock of FirstAmerica (the "FirstAmerica Acquisition"). The FirstAmerica Acquisition was effected pursuant to the terms of an Agreement and Plan of Merger and Reorganization dated as of October 31, 1999 (the "Reorganization Agreement") by and among Sonic, FAA Acquisition Corp. (a wholly owned subsidiary of Sonic), FirstAmerica and certain stockholders of FirstAmerica. The stockholders of FirstAmerica who transferred their shares or warrants to Sonic on December 10, 1999 (the "Closing Date") pursuant to the terms of the Reorganization Agreement are identified on Schedule A attached hereto.

         In consideration for the FirstAmerica Acquisition, Sonic issued a total of 5,209,416 shares of its Class A Common Stock to the stockholders of FirstAmerica that were a party to the Reorganization Agreement, which shares had an aggregate fair market value of approximately $42.7 million based on the $8 3/16 closing price of Sonic's Class A Common Stock on the New York Stock Exchange on December 10, 1999. In addition, Sonic agreed to assume FirstAmerica's stock option plan and the outstanding options to purchase shares of FirstAmerica Class A Common Stock under such plan as of December 10, 1999, pursuant to which such options were converted to options to purchase a total of approximately 126,000 shares of Sonic's Class A Common Stock. Finally, Sonic assumed floor plan financing indebtedness of FirstAmerica's dealership subsidiaries of approximately $109.4 million and assumed or paid off at closing other indebtedness of FirstAmerica totaling approximately $176.5 million. The assumption or payoff of such indebtedness by Sonic was financed by borrowings under Sonic's Revolving Credit Facility and Floor Plan Facility with Ford Motor Credit Company.

         The 5,209,416 shares of Sonic's Class A Common issued in the FirstAmerica Acquisition were issued pursuant to the terms of the Reorganization Agreement as follows: (i) Sonic issued 0.32232 of a share of its Class A Common Stock in exchange for each share of FirstAmerica Class A and Class B Common Stock acquired from the stockholders that were parties to the Reorganization Agreement, (ii) in exchange for each share of FirstAmerica Preferred Stock, Sonic issued that number of shares of its Class A Common Stock obtained by dividing $1,000 by the average closing price per share of Sonic's Class A Common Stock on the New York Stock Exchange for the twenty consecutive trading days immediately preceding the Closing Date, (iii) Sonic issued 0.25526 of a share of its Class A Common Stock in exchange for each warrant to purchase one share of FirstAmerica Common Stock at an exercise price of $0.92 per share, and (iv) Sonic issued 0.17655 of a share of its Class A Common Stock in exchange for each warrant to purchase one share of FirstAmerica Common Stock at an exercise price of $2.00 per share.

         With certain limited exceptions, each of the 5,209,416 shares of Sonic's Class A Common Stock issued in connection with the FirstAmerica Acquisition are subject to certain "lock-up" provisions contained in the Reorganization Agreement that extend for a period of at

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least 180 days following the Closing Date.

         Pursuant to the terms of the Reorganization Agreement, FAA Acquisition Corp. will be merged with and into FirstAmerica, which will result in FirstAmerica becoming a wholly owned subsidiary of Sonic. At the time of the merger, each share of FirstAmerica Common Stock not then owned by Sonic will be converted into a right to receive cash equal to 0.32232 multiplied by the greater of (i) the average closing price per share of Sonic's Class A Common Stock on the New York Stock Exchange for the twenty trading days immediately preceding the date of the merger, or (ii) $13.72. This consideration will be subject to dissenter's rights available to such stockholders under applicable law. The merger is anticipated to be effected on December 31, 1999.

         FirstAmerica owns and operates 29 automobile dealerships located in California and Nevada, selling the following brands of new vehicles: Acura, BMW, Cadillac, Chevrolet, Chrysler, Dodge, Ford, Honda, Isuzu, Jeep, Lexus, Mercedes-Benz, Mitsubishi, Nissan, Oldsmobile, Plymouth, Toyota, Volkswagen and Volvo.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of the businesses acquired in the FirstAmerica Acquisition will be filed in an amendment to this Current Report on Form 8-K.

         (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information required for the businesses acquired in the FirstAmerica Acquisition will be filed in an amendment to this Current Report on Form 8-K.

         (c)      EXHIBITS.

         Exhibit No.                Description of Exhibits
         -----------                -----------------------

         99.1* Agreement and Plan of Merger and Reorganization dated as of October 31, 1999 by and among Sonic, FAA Acquisition Corp., FirstAmerica Automotive, Inc. and certain stockholders of FirstAmerica Automotive, Inc. listed on the signature page therein (incorporated by reference to Exhibit 10.8 to Sonic's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999).

         *Filed previously.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SONIC AUTOMOTIVE, INC.

Date:    December 22, 1999               By:     /s/ Theodore M. Wright
                                            --------------------------------------------------------
                                                 Theodore M. Wright
                                                 Vice President - Finance, Chief Financial Officer,
                                                 Treasurer and Secretary
                                                 (Principal Financial and Accounting Officer)

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                                   Schedule A
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Asian Pacific Industries
T. Al Babbington
BB Investments
Geary Plaza Irrevocable Trust
Fred Csizka
John M. Driebe
Embarcadero Automotive, LLC
Steve Hallock
Brad Hallock
Price Revocable Trust
Price Trust UA 10/5/88
Raintree Capital
Douglas Y. Bech
Ralph McBride
Thomas R. Powers
Jack R. Tompkins
Brian Tucker
Bert Wollen
Donald V. Strough
Debra Smithart
Charles Oglesby
TCW Leveraged Income Trust, L.P.
TCW Leveraged Income Trust II, L.P.
TCW Shared Opportunity Fund II, L.P.
Crescent/Mach I Partners, L.P.
TCW/Crescent Mezzanine Partners, L.P.
TCW/Crescent Mezzanine Trust
TCW/Crescent Mezzanine Investment Partners, L.P.
T.J. Holterhoff
Brown, Gibbons, Lang
Carlanee Foushee